                                                                  Exhibit 21

                                SUBSIDIARIES
                                ------------

Registrant: Angelica Corporation, State of Incorporation: Missouri

Subsidiaries:

                                                                                         PERCENTAGE OF VOTING
                                                                                           SECURITIES OWNED
             NAME                                  STATE OF INCORPORATION                    BY REGISTRANT
========================================================================================================================
Angelica Realty Co.                                      California                                100%
------------------------------------------------------------------------------------------------------------------------
Angelica Textile Services, Inc.                          California                                100
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Angelica Textile Services, Inc.                           New York                                 100
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Southern Service Company                                 California                                100
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*Life Uniform Company                                     Missouri                                 100
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
*Retail operations of the Registrant include, as of January 31, 2004, a chain of 228 retail uniform specialty shops operating under the umbrella name of "Life Uniform and Shoe Shops." Generally, all shops operating in a specific state form one company incorporated under the laws of that state. All such corporations (38) are wholly-owned subsidiaries of Life Uniform Company, a wholly-owned subsidiary of the Registrant.

All of the above subsidiaries are included in the consolidated financial statements filed herewith.